TRADE AND OTHER PAYABLES	9 Months Ended
Sep. 30, 2021
Trade And Other Payables
TRADE AND OTHER PAYABLES

8. TRADE AND OTHER PAYABLES

The Company’s payables comprise trade payables, accruals and other payables as at September 30, 2021. Trade payables comprise $4,248 of the $8,211 balance (as at December 31, 2020 $4,252 of the $8,172 balance), of which $2,432 relate to operations in Mexico (as at December 31, 2020 – $2,429). Accruals and other payables of $3,963 (as at December 31, 2020 – $3,920) include administrative and operating costs, accounting and legal services, income taxes and statutory payroll withholding taxes. Trade payables and accruals related to property, plant and equipment additions totaled $561 at September 30, 2021 (December 31, 2020 – $173).

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 and 2020

(in thousands of U.S. dollars, except share and per share data)